UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 26, 2002
                                                 -------------------------------


                              INTERMOST CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Utah                      0-30430                    87-0418721
----------------------------    ---------------         ------------------------
(State or other jurisdiction     (Commission             (IRS Employer
 of incorporation)               file number)            Identification Number)


                43 Floor, 3005 Renmin Rd.(South), Shenfang Plaza
                             Shenzhen, China 518005
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 86 755 220 1941
                    ---------------------------------------
              (Registrant's telephone number, including area code)



         (Former name and former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         (a)  On  January  26,  2002,  Intermost   Corporation  (the  "Company")
dismissed Blackman Kallick Bartelstein LLP ("BKB") as the Company's independent accountant.

         The decision to change accountants was recommended and approved by the board of directors of the Company.

         BKB's audit report on the financial statements of the Company as of June 30, 2001 and for the year ended June 30, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of BKB, there were no disagreements with BKB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of BKB, would have caused BKB to make reference to the subject matter of the disagreement(s) in connection with its report.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of BKB, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided BKB with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that BKB review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Such letter will be filed by amendment as an exhibit to this Report upon receipt of the same.

         (b) On January 26, 2002, the Company engaged Moores Rowland as its new independent accountants. Prior to the engagement of Moores Rowland, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Moores Rowland regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Moores Rowland.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INTERMOST CORPORATION

Dated: January ___, 2002
                                               By:/s/ Andy Lin
                                                  -----------------------------
                                                   Andy Lin
                                                   President